SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                              File No. 0-10772
[X]   Filed by the Registrant

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:
[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-16(e)(2))

[X]   Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                                ESSEX CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
               Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)    Title of each class of securities to which transaction applies:

            N/A

2)    Aggregate number of securities to which transaction applies:

            N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

            N/A

4)    Proposed maximum aggregate value of transaction:

            N/A

5)    Total fee paid:
            N/A

[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount previously paid: 2) Form, Schedule or Registration No. 3) Filing party: 4) appointment filed:



(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                ESSEX CORPORATION


Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND on Tuesday, May 10, 2005 at 1:00 p.m. We invite you to arrive at 12:00 noon to visit with Essex Management. A light lunch will be served.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors, the ratification and approval of an amendment to the 2004 Stock Incentive Plan, and the ratification of the appointment of the independent registered public accounting firm. Additionally, there will be a presentation reviewing the Company's performance in 2004 and first quarter 2005. There will also be an opportunity for stockholders to present questions to management and to a representative of the Company's independent registered public accounting firm.

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including the consolidated financial statements, is enclosed. Such report and consolidated financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we request that your shares of stock be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. PLEASE MARK YOUR PROXY CARD CAREFULLY.

         YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN YOUR PROXY. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND CAST YOUR BALLOT IN PERSON AT THAT TIME IF YOU SO DESIRE.


                                         Respectfully yours,

                                         /s/ Len

                                         Leonard E. Moodispaw
                                         PRESIDENT & CHIEF EXECUTIVE OFFICER


Columbia, Maryland
April 12, 2005

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 1:00 p.m., Tuesday, May 10, 2005, at The Great Room at Historic Savage Mill, Savage, Maryland, for the following purposes:

1. To elect nine (9) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To ratify and approve an amendment and restatement of the Company's 2004 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder from 1,000,000 to 1,300,000 shares;

3. To ratify the appointment of independent registered public accounting firm; and

4.       To transact such other  business as may properly come before the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors has fixed the close of business on March 22, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy are first sent or given to shareholders is April 12, 2005.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed pre-addressed envelope. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Kimberly J. DeChello

                                    KIMBERLY J. DECHELLO
                                    SECRETARY
Columbia, Maryland
April 12, 2005

                                ESSEX CORPORATION

                               9150 Guilford Road

                            Columbia, Maryland 21046





                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 10, 2005




         The enclosed proxy is furnished to the holders of common stock, no par value (the "Common Stock"), of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 10, 2005 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to stockholders is April 12, 2005.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein; FOR ratification of restatement of the Company's 2004 Stock Incentive Plan to increase the number of shares reserved for the issuance thereunder from 1,000,000 shares to 1,300,000, "Proposal 2"; and FOR ratification of appointment of independent registered public accounting firm, "Proposal 3". The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on March 22, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         As of the Record Date, there were outstanding 21,056,649 shares of the Common Stock. Holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the votes cast at the Annual Meeting with respect to Proposal 1. Proposals 2 and 3 must receive a greater number of affirmative votes than negative votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the proposals because broker non-votes will not be considered as present or voting and abstentions will be counted only for purposes of determining whether there is a quorum.

         Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

         The cost of preparing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company and employees of the Company's Transfer Agent may solicit the return of proxies by telephone, telegram or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 9150 Guilford Road, Columbia, MD 21046, or orally and directed to the Secretary at 301-939-7000.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

GENERAL

         The voting securities of the Company consist of Common Stock. On the Record Date there were 21,056,649 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

VOTING SECURITIES

         The following table and accompanying notes set forth as of March 22, 2005, information with respect to the beneficial ownership of the Company's voting securities, which is its Common Stock, by (i) each person or group who beneficially owns more than 5% of the voting securities, (ii) each of the directors of the Company, (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group.


                                                                            Percentage of
                                                                         Outstanding Shares of
                                               Amount and Nature of          Common Stock
Name and Address of Beneficial Owner*        Beneficial Ownership (1)     Beneficially Owned
-----------------------------------------    ------------------------    ---------------------

John G. Hannon (2)                                  1,949,498                    9.3

H. Jeffrey Leonard (3)                                528,609                    2.5

Terry M. Turpin (4)                                   502,193                    2.4

Leonard E. Moodispaw (5)                              453,950                    2.1

Joseph R. Kurry, Jr. (6)                              203,031                    1.0

Rudy Liskovec (7)                                      65,000                     **

James J. Devine (8)                                    15,943                     **

Lisa G. Jacobson (9)                                   20,000                     **

Robert W. Hicks (10)                                   74,200                     **

Anthony M. Johnson (11)                                 2,500                     **

Ray M. Keeler (12)                                     46,000                     **

Marie S. Minton (13)                                   15,000                     **

Arthur L. Money (14)                                   27,500                     **

The Hannon Family LLC (15)                          1,438,973                    6.9

GEF Management Corporation ("GEFMC") (16)             514,839                    2.5

All Directors and Executive Officers
     as a Group (18 persons) (17)                   4,199,176                   18.9


   * Except as noted below, all beneficial owners are directors and/or officers of the Company and can be reached c/o Essex Corporation, 9150 Guilford Road, Columbia, MD 21046.

   **  Less than 1%.

   (1) The shares listed above include options and rights to acquire shares within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

                                       3


   (2) John G. Hannon is a Director of the Company. Of the shares of Common Stock shown as beneficially owned, 510,525 are owned directly by Mr. Hannon. In addition, The Hannon Family LLC owns 1,438,973 shares of Common Stock which may be deemed to be beneficially owned by Mr. Hannon.

   (3) H. Jeffrey Leonard is Chairman of the Board of the Company and the President and a director of GEFMC. Of the shares of Common Stock shown as beneficially owned, 13,770 are owned directly by Mr. Leonard. In addition, 514,839 shares of Common Stock Mr. Leonard has shared voting power as described in footnotes (16) and (18) below. Mr. Leonard's address is c/o GEF Management Corporation, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (4) Terry M. Turpin is a Director, Senior Vice President and Chief Scientist of the Company. Of the shares shown as beneficially owned, 227,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (5) Leonard E. Moodispaw is President, Chief Executive Officer and a Director of the Company. Of the shares shown as beneficially owned, 395,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (6) Joseph R. Kurry, Jr. is Senior Vice President and Treasurer of the Company. Of the shares shown as beneficially owned, 116,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (7) Rudy Liskovec is Vice President of the Company. Of the shares shown as beneficially owned, 65,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (8) James J. Devine is Executive Vice President and General Manager of the Company. Of the shares shown as beneficially owned, 2,400 represent presently exercisable rights to acquire Common Stock through stock options.

   (9) Lisa G. Jacobson is Executive Vice President and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 20,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (10)Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 34,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (11)Anthony M. Johnson is a Director of the Company. Of the shares shown as beneficially owned, 2,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (12)Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 35,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (13)Marie S. Minton is a Director of the Company. Of the shares shown as beneficially owned, 15,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (14)Arthur L. Money is a Director of the Company. Of the shares shown as beneficially owned, 27,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (15)Consists of 1,438,973 shares directly held by The Hannon Family LLC. Mr. John G. Hannon is the managing person of this entity.

   (16)Consists of 514,839 shares of Common Stock directly owned by GEFMC, by virtue of the arrangements described in footnote (18) below. GEF is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (17)Of the shares shown as beneficially owned, 1,182,800 represent presently exercisable rights to acquire Common Stock through stock options.

   (18)Based on a Form 4 filed with the SEC on March 17, 2005, GEFMC and Mr. Leonard have shared voting power of 514,839 shares of Common Stock directly held for the account of GEFMC.


                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's Board of Directors (the "Board") generally meet quarterly. At such meetings, the Company's independent directors, within the meaning of Rule 10A-3(b) under the Exchange Act of 1934, as amended, and Nasdaq National Market Rule 4200(a)(15), who are Messrs. Hannon, Hicks, Johnson, Keeler, Money and Ms. Minton, (collectively the "Independent Directors") generally meet in executive session. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all Directors. In 2004 the Board held four meetings; the entire membership of the Board was present at one of the meetings, two directors were absent from two meetings and one director was absent from one meeting.

         The Board has two standing Committees: the audit committee and the ethics committee.

         AUDIT COMMITTEE. Our audit committee is established in accordance  with
Section 3(a)(58)(A) of the Exchange Act of 1934 as amended, and composed of the following three directors: Messrs. Hicks and Keeler and Ms. Minton. Messrs. Hicks and Keeler and Ms. Minton are independent directors within the meaning of the independence standards of audit committee members of SEC Rule 10A-3(b) under the Securities Exchange Act of 1934 in addition to the current requirements of the Nasdaq National Market under Rule 4200(a)(15). Ms. Minton is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

         The primary responsibilities of the audit committee are to:

       o Oversee management's conduct of our financial reporting process and systems of internal accounting and financial control;

       o Monitor the independence and performance of our independent registered public accounting firm;

       o Provide an avenue of communication among the independent registered public accounting firm, management and our board of directors;

       o Make reports and recommendations to our board and our shareholders as necessary under the rules of the Securities and Exchange Commission or as otherwise within the scope of its functions; and

       o Oversee and, where appropriate, report to our board on our review of and response to any government audit, inquiry or investigation, as they determine to be appropriate.

         The Board has implemented all necessary changes to the audit committee's charter to comply with Nasdaq's revised listing standards and may consider further changes to its charter and designated responsibilities as it deems necessary and appropriate. The Audit Committee's responsibilities are as described in the written Charter (Appendix A) adopted by the Board. The Audit Committee held six meetings in 2004. One member was absent from one of the six meetings.

AUDIT COMMITTEE REPORT

         The Audit Committee consists of Messrs. Hicks, Keeler and Ms. Minton. Messrs. Hicks and Keeler and Ms. Minton are "independent directors" within the meaning of the independence standards of audit committee members of SEC Rule 10A-3(b) under the Securities Exchange Act of 1934 in addition to the current requirements of the Nasdaq National Market under Rule 4100(a)(15). Ms. Minton is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee's responsibilities are as described in a written Charter adopted by the Board of Directors.

         In performing its oversight responsibilities, the Audit Committee has reviewed and discussed the Company's 2004 consolidated audited financial statements with the Company's management. The Audit Committee also has discussed with the independent registered public accounting firm, Stegman & Company, the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

         The Audit Committee has received written disclosures and the letter from the independent registered pubic accounting firm required by the Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES (which relates to the firm's independence from the corporation and its related entities) and has discussed with the firm their independence from the Company.


         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's 2004 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K.

         The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of accountant's independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions do not assure that the audit of the Company's consolidated financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's independent registered public accounting firm are in fact "independent."

                                  Audit Committee

                                  Robert W. Hicks, Chairman
                                  Ray M. Keeler
                                  Marie S. Minton

         COMPENSATION. The requirements of the Nasdaq National Market allow companies to have a separate Compensation Committee or have independent directors of the Board vote on compensation related items. The Board agreed as a whole to have independent directors act as the Compensation Committee beginning March 16, 2004. The Independent Directors of the Board will recommend to the full Board the levels of compensation paid to the Chief Executive Officer and other executive officers. In particular, the Board based its review of the compensation for the CEO on such subjective criteria as satisfaction of Essex' financial goals (revenue and EPS) and completion of appropriate acquisitions. In addition, criteria included such subjective factors as investor relations, to include raising funds, and creation of a strong management team to support future growth.

         The Company's executive compensation program is designed to attract and retain executives responsible for the Company's long-term success, to reward executives for achieving both financial and strategic company goals, to align executive and stockholder interests through long-term, equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. As a result, a substantial portion of each executive's total compensation is intended to be variable and to be tied closely to the achievement of specific business objectives and corporate financial goals, as well as the attainment of the executive's individual performance objectives. The Company's executive compensation program also takes into account the compensation practices of companies with whom Essex competes for executive talent. These companies (the "peer companies") include the principal companies included in the peer group indices in the Stock Performance Graph section of this proxy statement and additional companies in various industries.

         The three key components of the Company's executive compensation program are base salary, variable incentive compensation, and long-term incentive awards in the form of stock options. Overall compensation is intended to be competitive for comparable positions at the peer companies.

         ETHICS COMMITTEE. Mr. Leonard E. Moodispaw and Mr. Frank E. Manning composed our ethics committee until April 2004. Current members are Mr. Leonard Moodispaw and Mr. John G. Hannon. The primary responsibilities of the ethics committee are to:

              o Advise our management and the entire board of directors of means of ensuring that we adhere to the highest ethical standards in our day to day operations;

              o Ensure that a positive working environment is created and maintained for all our employees and that those employees are challenged to meet such a standard;

              o Provide a forum for advice to the corporate counsel, our management and any of our employees to consider ethical issues; and

              o Recommend to our management and the entire board of directors means of training managers and employees.

         The Company has adopted a written code of ethics that is publicly available on the Company's website (WWW.ESSEXCORP.COM).

DIRECTOR COMPENSATION

         Non-employee members of the board of directors receive a maximum of $1,500 for each board meeting and $750 for each board committee meeting they attend. Such members are also reimbursed for travel expenses incurred in connection with their attendance at board and committee meetings. Two members of the board of directors, Arthur L. Money and Marie S. Minton, receive $1,500 per month for serving on an informal committee of the board with Messrs. Hannon and Leonard. The members of our board of directors who are affiliated with our significant shareholders, GEF and The Hannon Family LLC, have waived the right to receive any board fees. Employee directors do not receive fees for their service on our board of directors.

         In addition, non-employee members of the board of directors are eligible to participate in our Restricted Stock Bonus Plan. Shares of restricted stock may be issued under this plan subject to forfeiture during a restriction period, fixed in each instance by the board of directors, whereby all rights of the grantee to the stock terminate upon certain conditions such as cessation of continuous membership on our board during the restriction period. Upon expiration of the restriction period, or earlier upon the death or substantial disability of the grantee, the restrictions applicable to all shares of restricted stock of the grantee expire. While this plan also provides that we may advance loans to a grantee to pay income taxes due on the taxable value of shares granted under the plan, we have never issued any such loans. The Board of Directors has prohibited these loans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

         DIRECTOR NOMINATION PROCESS. The Company's Independent Directors perform the nominating committee functions in lieu of a formal committee. The Directors performing these functions are Messrs. Hannon, Hicks, Johnson, Keeler, Money and Ms. Minton, all independent directors within the meaning of current Nasdaq listing rules. The Board believes it is more effective for the Independent Directors to manage the process of structuring the Board and nominating candidates than to delegate to a committee. Because a majority of the Board are independent, this decision saves time and cost for the entire Board.

         The Independent Directors review potential candidates for the Board of Directors and recommends any nominees to the Board of Directors for their consideration. In reviewing potential candidates for the Board, the Independent Directors considers among other things, the individual's experience, the needs of the Company for an additional or replacement director, and the candidate's interest in the business of the Company.

         The Company welcomes nominations from shareholders and encourages interested shareholders to submit candidates to the Independent Directors through the Secretary. The Company did not receive any recommended nominees from any shareholder in connection with the previous year's annual meeting. Stockholders can send nominations by e-mail to kim.dechello@essexcorp.com, by fax to (301) 953-7880 or by mail to Kim DeChello, Corporate

Secretary,  Essex  Corporation,  9150  Guilford  Road,  Columbia  MD 21046.  All
nominations   are  reviewed   based  on  their   qualifications   and  potential
contributions to Essex.

COMMUNICATION BETWEEN SHAREHOLDERS AND DIRECTORS

         The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of the Corporate Secretary. Stockholders can send communications by e-mail to kim.dechello@essexcorp.com, by fax to (301) 953-7880 or by mail to Kim DeChello, Corporate Secretary, Essex Corporation, 9150 Guilford Road, Columbia MD 21046. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the company for review and possible response.

DIRECTOR ATTENDANCE AT ANNUAL MEETING
         It is the policy of the Company and Board of Directors that all directors attend the Annual Meeting of Shareholders and be available for questions from the shareholders. All sitting directors nominated for election were in attendance at the 2004 Annual Meeting of Shareholders except for Director Minton. It is anticipated that most directors nominated for election at the 2005 Annual Meeting of Shareholders also will be in attendance at that meeting.

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate cash compensation paid or accrued for services rendered during the last three fiscal years by the Chief Executive Officer and the four other most highly compensated executive officers who served as such at the end of, or during, the last fiscal year and whose total compensation exceeded $100,000. Ms. Jacobson is also listed due to her position as Executive Vice President and Chief Financial Officer.


                                                                                                        LONG-TERM
                                                                                                       COMPENSATION
                                                                ANNUAL COMPENSATION                       AWARDS
                                                ----------------------------------------------------      ------
                                                                                                        SECURITIES
                                                                                 OTHER ANNUAL           UNDERLYING
NAME AND PRINCIPAL POSITION                     YEAR    SALARY ($)(1)  BONUS ($) COMPENSATION ($)(2)  OPTIONS/SARS(#)
-------------------------------------------     ----    -------------  --------- -------------------  --------------
Leonard E. Moodispaw                            2004       255,024      100,000       12,966               --
   President, CEO and Director                  2003       192,556       75,000        5,777           30,000
                                                2002       175,032           --        5,251           30,000

Terry M. Turpin                                 2004       204,774       30,000       10,394               --
   Senior Vice President, Chief Scientist       2003       164,706       35,000        5,269           30,000
   and Director                                 2002       155,064           --        4,652           20,000

Rudolf Liskovec, Jr.                            2004       195,660      107,000        7,003           20,000
   Vice President (3)                           2003       201,845       52,000        9,418           40,000

James J. Devine                                 2004       177,008       50,000        8,960           50,000
   Executive Vice President and General
   Manager

Lisa G. Jacobson                                2004        96,200       15,000        4,335           40,000
   Executive Vice President and Chief
   Financial Officer

Joseph R. Kurry, Jr.                            2004       164,484       35,000        9,666           10,000
   Senior Vice President and Treasurer          2003       140,036       35,000        4,509           15,000
                                                2002       134,992           --        4,050           10,000

(1) Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

(2) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to Essex's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.

(3) Mr. Liskovec was hired on May 5, 2003. Prior to that time, Mr. Liskovec was a self employed consultant on direct program work for Essex and was paid $4,620 in the period October - December 2002 and $90,860 in the period January 2003 - April 2003. The amount paid in 2003 for consulting is included in salary in the table above. Mr. Liskovec also received a non qualified stock option for 10,000 shares in November 2002 with an exercise price at the market price of $2.36. Mr. Liskovec was paid signing and other bonuses in 2003 of $32,000.

(4)  Mr. Devine was hired on February 9, 2004.

(5)  Ms. Jacobson was hired on July 6, 2004.


DEFINED CONTRIBUTION RETIREMENT PLAN

         The Essex Corporation Retirement Plan and Trust is a qualified defined contribution retirement plan which includes a 401(k) salary reduction feature for its employees. This plan calls for an employer matching contribution of up to 4.5% of eligible employee compensation under the salary reduction feature and a discretionary contribution as determined by the board of directors. We did not make any discretionary contribution between 2002 and 2004. The total authorized contribution under the matching contribution feature of this plan was approximately $458,000 in 2004, $130,000 in 2003 and $75,000 in 2002. All
employee contributions are 100% vested at all times and our contributions, prior to 2004, vested based on length of service. In accordance with the retirement plan and trust, as amended in 2004, employees vested 100% in our contributions. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the plan be allocated among various investment options established by the plan administrator.

         The Company terminated the qualified defined contribution and profit sharing retirement plan of the acquired company, Sensys Development Laboratories, Inc., in December 2004. Under this plan, the Company recognized the required contributions of 8% or approximately $216,000 and $154,000 and additional contributions of 5% or approximately $135,000 and $96,000, for 2004 and for the period since acquisition, March 1, 2003 to December 28, 2003, respectively.

         The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

         The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the board of directors. These awards may be constrained by our overall financial performance. In 2004, we paid approximately $1.3 million, including the $337,000 awarded to the persons named in the Summary Compensation Table, under this plan. In 2003, we paid approximately $269,000, including the $197,000 awarded to three of the persons named in the Summary Compensation Table, under this plan. We did not make any awards under this plan in 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the Reporting Persons during the fiscal year ended December 31, 2004.

OPTIONS TO PURCHASE SECURITIES

         The Company has established several stock option and stock appreciation rights plans. These Plans provide for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock"), which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are our employees, as well as non-qualified options which do not so qualify to be issued to persons or consultants, including those who are not employees. These Plans also provide for grants of stock appreciation rights, or SARS, in connection with the grant of options under these Plans. The exercise price of an Incentive Option under these Plans may not be less than the "fair market value" of the shares of common stock at the time of grant; the exercise price of Non-Qualified Options and the appreciation base price of SARs are determined at the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 100% of the fair market value of a share of common stock on the grant date with respect to awards to persons who are officers or directors of the Company. These Plans reserve 2,472,316 shares of Common Stock for issuance. As of March 22, 2005, there were 603,127 shares available for future grants of options or SARs under the Plans.

         The Company grants non-plan, non-qualified options from time to time directly to certain parties. In 2003, the Company issued such options for 30,000 shares to our Chief Scientist and 10,000 shares to our Treasurer. We did not grant any non-plan, non-qualified options in 2004 or 2002.

         The following table shows for the fiscal year ended December 31, 2004 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 2004.

                               STOCK OPTION GRANTS
                     FOR FISCAL YEAR ENDED DECEMBER 31, 2004

                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                          NUMBER OF     % OF TOTAL                                ANNUAL RATES OF STOCK
                         SECURITIES    OPTIONS/SARS                              PRICE APPRECIATION FOR
                         UNDERLYING     GRANTED TO    EXERCISE OR                     OPTION TERM
                           OPTIONS     EMPLOYEES IN   BASE PRICE   EXPIRATION         -----------
NAME                       GRANTED         2004        PER SHARE      DATE            5%           10%
----                       -------         ----        ---------      ----            --           ---
Leonard E. Moodispaw             --         --         $   --          --        $        --  $        --

Terry M. Turpin                  --         --         $   --          --        $        --  $        --

Rudolf Liskovec              10,000 (2)     1.7        $    7.65    03-25-14     $   124,610  $   198,421
                             10,000 (4)     1.7        $    9.00    07-25-11     $   126,639  $   175,385

James J. Devine              47,600 (1)     8.3        $    8.40    02-08-14     $   651,297  $ 1,037,082
                              2,400 (1)     0.4        $    8.40    02-08-09     $    25,730  $    32,468

Lisa G. Jacobson             24,000 (3)     4.2        $    8.05    07-08-14     $   314,702  $   501,111
                              6,000 (3)     1.0        $    8.05    07-08-09     $    61,644  $    77,778
                             10,000 (4)     1.7        $    9.00    07-25-11     $   126,639  $   175,385

Joseph R. Kurry, Jr.         10,000 (4)     1.7        $    9.00    07-25-11     $   126,639  $   175,385

(1) Such options became exercisable beginning February 9, 2004. (2) Such options became exercisable beginning March 26, 2004. (3) Such options became exercisable beginning July 9, 2004. (4) Such options became exercisable beginning July 26, 2004.

         The following table shows for the fiscal year ended December 31, 2004 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year end values for unexercised options/SARs.

                 AGGREGATED OPTION/SAR EXERCISES AND OPTION/SAR
                 VALUES FOR FISCAL YEAR ENDED DECEMBER 31, 2004


                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                               SHARES                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                              ACQUIRED                      OPTIONS AT FY-END #               FY-END $ (1)
                                 ON          VALUE          -------------------               ------------
NAME                          EXERCISE     REALIZED      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                              --------     --------      -----------   -------------   -----------   -------------
Leonard E. Moodispaw               --     $       --        395,000             --     $ 7,016,300   $        --

Terry M. Turpin                    --     $       --        221,450            550     $ 3,822,380   $     9,840

Rudolf Liskovec                    --     $       --         56,900         13,100     $   903,690   $   158,310

James J. Devine                11,151     $   74,157          3,149         35,700     $    37,316   $   423,045

Lisa G. Jacobson                   --     $       --         20,000         20,000     $   239,250   $   239,250

Joseph R. Kurry, Jr.            7,500     $   48,375        175,500          5,000     $ 3,047,040   $    56,250

(1) Market value of underlying securities based on the closing price of Essex's Common Stock on December 31, 2004 (last trading day of fiscal
      2004) on the Nasdaq National Market of $20.25 minus the exercise price.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of December 31, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance.


                                     NUMBER OF SECURITIES TO     WEIGHTED AVERAGE EXERCISE     NUMBER OF SECURITIES
                                     BE ISSUED UPON EXERCISE       PRICE OF OUTSTANDING      REMAINING AVAILABLE FOR
                                     OF OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND         FUTURE ISSUANCE
        PLAN CATEGORY                  WARRANTS AND RIGHTS                RIGHTS              (EXCLUDING COLUMN (A))

                                               (A)                          (B)                        (C)
-------------------------------     -------------------------   --------------------------  ---------------------------

EQUITY COMPENSATION PLANS
APPROVED BY SECURITY HOLDERS                  1,960,119                        $5.14                 1,656,795

EQUITY COMPENSATION PLANS NOT
APPROVED BY SECURITY HOLDERS                    453,776                        $2.57                     7,550
(1)(2)

                                    -------------------------                               ---------------------------
TOTAL                                         2,413,895                                              1,664,345


      (1) Represents shares of common stock underlying non-qualified stock options issued outside of any formal plan. Generally, options granted outside equity compensation plans have grant prices equal to or greater than the fair market value of the underlying stock on the grant date and have a term of 10 years. The Board will adjust non-plan awards to make appropriate adjustments in the number of shares underlying options in the event of a stock split, merger, or other change in capital structure of the Company. Other specific conditions of the awards, such as vesting and termination provisions, are individually determined.

      (2) Includes remaining 50,276 options issued at below market prices in exchange for fully vested outstanding options of acquired company.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, nine (9) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees named below have consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTORS

         JOHN G. HANNON, age 67, was elected a Director of Essex in September 2000. From early 2000 to 2002, Mr. Hannon was the managing member of Networking Ventures, L.L.C., a privately held company that invested in technology companies. From 1979 to March 2000, Mr. Hannon served as the Chief Executive Officer of Pulse Engineering, Inc. an information security and signals processing company which was sold in March 2000. Mr. Hannon started his business career in 1963 after serving in the United States Marine Corps. Since that time, he has been involved in numerous entrepreneurial ventures. He is a past Director of the Armed Forces Communications and Electronics Association.

         ROBERT W. HICKS, age 67, was elected a Director of Essex in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation as Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He was a principal officer and shareholder in Asset Management & Recovery, Inc., a consulting firm which primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and the Corporate Secretary of the Kirby Lithographic Company, Inc. In 1998 he formed Hicks Little Company, LLC for the purpose of conducting consulting activity.

         ANTHONY M. JOHNSON, age 50, was elected a Director of Essex in April 2004. Dr. Johnson became the Director of the Center for Advanced Studies in Photonics Research (CASPR) in 2003 and is a Professor of Physics and a Professor of Computer Science & Electrical Engineering at the University of Maryland, Baltimore County (UMBC). He was the Chairperson & Distinguished Professor of the Department of Applied Physics and Professor of Electrical and Computer Engineering at the New Jersey Institute of Technology from 1995 to 2003. Prior to this, from 1981 until 1995, he was a Member of Technical Staff at AT&T Bell Laboratories in Holmdel, NJ. In 2002, he served as the President of the Optical Society of America and is a Fellow of the American Physical Society, the American Association for the Advancement of Science, the Institute of Electrical and Electronics Engineers, the Optical Society of America, and a Charter Fellow of the National Society of Black Physicists. He received his B.S. in Physics (Magna Cum Laude) in 1975 from Polytechnic Institute of New York, and his Ph.D. in Physics from City College of New York in 1981.

         RAY M. KEELER, age 73, was elected a Director of Essex in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of SEDC from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995, he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the NSA. He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

         H. JEFFREY LEONARD, age 50, was elected a Director of Essex in September 2000 and Chairman of the Board in December 2000. Dr. Leonard is the President and founding shareholder of Global Environment Fund, or GEF, a private equity investment management company. Dr. Leonard serves as Chairman of the Investment Committee for GEF's investment funds. He has extensive experience in international private equity and project finance investments, and advanced technology investments in the energy, environmental, applications software, intelligent systems engineering, biological and medical fields. Dr. Leonard also serves as a member of the board of directors of the National Cooperative Bank, Xymetrex Corporation, Aurora Flight Sciences Corp., Athena Technologies, Sorbent Technologies, and Global Forest Products

Company Limited. He has served as an advisor to the U.S. Office of Technology Assessment and is a member of the board of directors of the National Council for Science and the Environment. Dr. Leonard received a Bachelor of Arts degree in 1976 from Harvard College, a Master of Science degree from the London School of Economics in 1978 and a Doctor of Philosophy degree from Princeton University in 1984. Dr. Leonard is the Chairman of the Board of Beacon House, a not-for-profit community development and education organization assisting children and their families in Northeast Washington D.C. He is a marathon runner and was the winner of the 2003 Cleantech Pioneer Award from the Cleantech Venture Capital Network.

         MARIE S. MINTON, age 43, was elected a Director of Essex in December 2000. In late 2003, Ms. Minton formed Transition Finance Strategies, LLC, an investment company that invests in small businesses in the professional services areas. From 1994 to June 2003, Ms. Minton was a Managing Director and the Chief Financial Officer of Global Environment Fund, an international private equity investment management firm. Before joining GEF, Ms. Minton was the Vice President of Finance for Clean Air Capital Markets Corporation, a boutique investment banking firm. From 1986 through 1993, Ms. Minton was an Audit Manager in the Entrepreneurial Services Division of Ernst & Young. Ms. Minton graduated from the University of Virginia in 1986 with a Bachelor of Science degree in Commerce. She is a member of the Virginia Society and American Institute of Certified Public Accountants, the Washington Society of Investment Analysts, or WSIA, and the CFA Institute. She serves as a faculty member for the WSIA's CFA Education Program. Ms. Minton is a Certified Public Accountant and a Chartered
Financial Analyst. Ms. Minton volunteers as a Girl Scout leader and enjoys riding her horse, Abner.

         ARTHUR L. MONEY, age 65, was elected a Director of Essex in January 2003. Mr. Money served as the Assistant Secretary of Defense for Command, Control, Communication and Intelligence (C3I) from October 1999 to April 2001. Prior to his Senate confirmation in that role, he was the Senior Civilian Official, Office of the ASD (C3I) from February 1998. Mr. Money also served as the Chief Information Officer for the Department of Defense from 1998 to 2001. From 1996 to 1998, he served as Assistant Secretary of the Air Force for Research, Development and Acquisition, and as CIO for the Air Force. Prior to his government service, Mr. Money held senior management positions (including President) with ESL Inc., a subsidiary of TRW, and the TRW Avionics and Surveillance Group. Mr. Money serves on numerous United States Government Panels, Boards and Commissions. He additionally serves on many U.S. Company Boards, Advisory Boards and Advisory Groups. Mr. Money received a Bachelor of Science degree in Mechanical Engineering from San Jose State University in 1965, a Master of Science degree in Mechanical Engineering from University of Santa Clara in 1970 and attended the Harvard Executive Security Program in 1985 and the Program for Senior Executives at the Massachusetts Institute of Technology in 1988.

         LEONARD E. MOODISPAW, age 62, President, Chief Executive Officer and Director of Essex, rejoined Essex in 1998. He held the office of Chief Operating Officer until September 2000 when he was elected Chief Executive Officer. Mr. Moodispaw was an employee and consultant with Essex during 1988 to 1993. From 1988 to 1993, he was President of the former Essex subsidiary, System Engineering and Development Corporation, or SEDC, and later served as Essex Chief Administrative Officer and General Counsel. From April 1994 to April 1998, Mr. Moodispaw was President of ManTech Advanced Systems International, Inc., a subsidiary of

ManTech International Corporation. From 1965 to 1978, Mr. Moodispaw was a senior manager in the National Security Agency, or NSA. After leaving the NSA he was engaged in the private practice of law. He is the Founder of the Security Affairs Support Association that brings government and industry together to solve problems of mutual interest. He also serves as a member of the board of directors of Griffin Services, Inc., a subsidiary of Vosper-Thornycroft, a UK company. He received a Bachelor of Science degree in Business Administration from the American University in Washington, D.C. in 1965, a Master of Science degree in Business Administration from George Washington University in
Washington D.C. in 1969 and Juris Doctor in Law from the University of Baltimore, Maryland in 1977. He is still growing older but not up, enjoys Rock `n' Roll, chocolate and Key West, Florida. He takes pride in accomplishing things.

         TERRY M. TURPIN, age 62, was elected a Director of Essex in January 1997, he became our Senior Vice President and Chief Scientist for Essex, positions he has held since 1996. He joined Essex through merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. Currently Mr. Turpin is the Chairman of the Industrial Advisory Board for the Optoelectronic Computing Center at the University of Colorado. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, Mr. Turpin was employed by the NSA. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented the NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

OFFICERS

         MATTHEW S. BECHTA, age 51, was elected Vice President in October 1993. He is currently the Manager of the Geospatial Solutions Group, responsible for GIS and Environmental Services, Radar Systems, and Information Systems Development. Mr. Bechta was recently the head of the Processing Systems Group, developing and fielding world-class radar imaging solutions to National Security problems. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. Mr. Bechta was one of the founders of SEDC, where he served in various technical and management capacities since incorporation in 1980. At SEDC he led projects for systems engineering and development of signal processing systems for satellite communications and reconnaissance programs. He was also responsible for the development of applications for and sales of opto-electronic processing systems. Prior to 1980, Mr. Bechta was employed as a project engineer with the NSA, where he was involved in the analysis of optical storage systems, installation of network communications systems, and the acquisition of processing systems for satellite reconnaissance. Mr. Bechta earned a Master of Science degree in Computer Science from the Johns Hopkins University and a Bachelor of Science degree in Electrical Engineering from Spring Garden College. In the off-hours, Matt is a coach with the Columbia Reds Baseball Club, President of the Centennial High School Boosters, and a fan of University of Pennsylvania baseball.

         KIMBERLY J. DECHELLO, age 44, joined Essex in May 1987 and has served in various administrative and management capacities. She was elected Vice President in December 2003, appointed Chief Administrative Officer in November 1997 and Corporate Secretary in January 1998. Ms. DeChello is responsible for corporate administration, human resources, stock/stock option administration and assists with investor relations. Ms. DeChello received a Master of Science degree in Human Resources Management in 2000 from the University of Maryland. Ms. DeChello also holds an Associate of Arts degree in Accounting and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland. She enjoys dancing and bird watching. She participates in the Smithsonian's Neighborhood Nest Watch Program where she assists in catching, banding and data collection of birds in her backyard.

         JAMES J. DEVINE, age 66, Executive Vice President and General Manager for the Company, joined Essex in February 2004. From November 2000 through January 2004 he was a Principal at Booz Allen Hamilton leading the Corporate Enterprise and Mission Operations lines of business supporting the Intelligence Community. From 1964 to 2000, Mr. Devine was a senior executive at the NSA. He served three overseas assignments in Europe and Asia and led two of the major NSA Directorates during his 36 year career. He holds a Bachelor of Science in Engineering from Johns Hopkins University and a Master of Engineering Administration from George Washington University. He is a graduate of the National War College. He enjoys golf (despite never having broken 100), hiking, cross country skiing, and travel.

         LISA G. JACOBSON, age 46, Executive Vice President and Chief Financial Officer (CFO) for the Company, joined Essex in July 2004. From 2000 to spring of 2004 she was CFO for ACS Government Services, Inc. (ACS-GS), a subsidiary of Fortune 500 ACS, Inc. She continued as CFO following the acquisition of ACS-GS by Lockheed Martin Government Services Group, Inc. in 2003 until her departure in spring 2004. ACS-GS provided commercial solutions as well as engineering and technology services to the U.S. Government and other customers. Annual revenue for ACS-GS for fiscal 2003 was reported by the company to be approximately $700 million. From 1990 to November 2000, Ms. Jacobson was Director, Accounting and Financial Management Division of the U.S. Government Accountability Office ("GAO"). From 1979 to 1987, and from 1989-90 she was at Deloitte & Touche, where her final position was Senior Manager. She was a GAO Fellow from 1987 to 1989. She is a Certified Public Accountant and holds a Bachelor Degree in Accounting from Oklahoma State University.

         EDWIN M. JAEHNE, age 52, joined Essex Corporation as Vice President and Chief Strategy Officer in 2003. He is a veteran entrepreneur with over 20 years of international experience as an executive of information technology companies. He is experienced in creating rapid growth companies as well as in the strategic acquisition and merger of companies to form strong solutions focused companies in both the communications and government markets. As Chief Strategy Officer, Mr. Jaehne is focused on the strategic growth of Essex, expanding on existing technology and capabilities, and creating product and service lines for both the commercial and government markets. From 1996 until 2003 he served as either President or Chief Operating Officer of several information technology companies, where he led many successful mergers and acquisitions. He started his first company, Jaehne Associates, LTD (an information security consultancy), in 1983, which he sold in 1988 to ManTech International, Inc. From 1988 until 1996, he served as President of ManTech Strategic Associates, Ltd. Mr. Jaehne has a diverse educational background. In 1975 he earned two Bachelor of Arts degrees (Physics and Russian) from the University of Utah. Mr. Jaehne continued at the University of Utah to earn a Master of Arts degree in Physics (1976). In 1977, he earned a Master of Arts in the History and Philosophy of Science at the University of Toronto, Toronto, Canada.

         RONALD M. KLASH, age 42, joined Essex Corporation in November 2004 as Vice President and Controller. From August 2003 until joining Essex in 2004, he was CFO for ACS Educational Solutions, Inc., a subsidiary of Fortune 500 ACS, Inc. and Senior Business Operations Manager for Lockheed Martin Government Services Group, Inc. From 1996 to August 2003, Mr. Klash was the Corporate Controller of ACS Government Services, Inc. (ACS-GS) and Intellisource Inc. (for which a majority of the assets were purchased by ACS-GS). ACS-GS provided commercial solutions as well as engineering and technology services to the U.S. Government and other customers. Annual revenue for ACS-GS for fiscal 2003 was reported by the company to be approximately $700 million. Prior to joining Intellisource, Mr. Klash held various responsible positions with Raytheon STX Corporation, U.S. Airways, Inc. and Computer Data Systems, Inc. (which was purchased by ACS-GS). He is a certified public accountant and holds a Bachelor of Science degree in Accounting from West Liberty State College in West Virginia. He enjoys golfing with his son.

         JOSEPH R. KURRY, JR., age 54, joined Essex Corporation in March 1985. He is Treasurer and Senior Vice President. Mr. Kurry was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry graduated in 1972 from Georgetown University, in Washington, D.C. and is a Certified Public Accountant.

         RUDOLF (RUDY) LISKOVEC, age 52, joined Essex in 2003 as Vice President of Essex's Technical Services Group. Mr. Liskovec provides leadership to Essex technology professionals that support enterprise-wide, life-cycle engineering and technical services, application development, systems integration and business process reengineering to systems of national importance. Mr. Liskovec has 25 years of international management and engineering experience where he has developed a track record of excellence in organizational development, operational and engineering management, business development, and systems engineering. During 2002-2003, Mr. Liskovec was President/CEO of Lisk Technical Services, LLC, a consulting firm to government contractors, including Essex. From 2001 to 2002, Mr. Liskovec was a director for the communications and networks group of General Dynamics and from 1993 to 2001 he was an Executive Vice President for ManTech International. He holds a Master of Science degree (honors) in Computer Information Systems from Boston University, a Bachelor of Science degree (Cum Laude) in Computer Science from the University of Maryland and a Bachelor of Science degree (Summa Cum Laude) in Business Management from the University of Maryland.

         CRAIG H. PRICE, age 55, was elected Vice President in October 1993. Dr. Price is presently Senior Technical Advisor to the General Manager and is responsible for fostering cross-group technology synergy within the Company. From May 2004 through January 2005, Dr. Price was Director of the Intelligent Systems Group in Melbourne, FL and led the integration of this operation into the Company upon its acquisition as part of CSI in May 2004. Prior to this, Dr. Price was Director of Optical Solutions where he was responsible for the development of products utilizing Essex patented optical technologies. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, ending with service in the Secretary of the Air Force Office of Special Projects, where he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree in Electrical Engineering, from Stanford University.

                                PERFORMANCE GRAPH



               COMPARISON OF 5 YEAR CUMULATIVE RETURN AMONG ESSEX
           CORPORATION, COMMUNICATION EQUIPMENT COMPANIES, GOVERNMENT IT SERVICES COMPANIES, THE S&P 500 AND THE NASDAQ COMPOSITE


                           (PERFORMANCE GRAPH OMITTED)







The Stock Performance graph was plotted using the following data:


                                         Dec-99   Dec-00   Dec-01   Dec-02   Dec-03  Dec-04
                                        -----------------------------------------------------
Essex Corporation                        100.00   205.56   706.67   271.11   834.67  1,800.00
Communication Equipment Companies (1)    100.00    97.37   126.07   128.19   187.05    320.59
Government IT Services Companies (2)     100.00   101.82   196.70   182.17   259.71    316.36
S&P 500                                  100.00    89.86    78.14    59.88    75.68     82.49
Nasdaq Composite                         100.00    60.71    47.93    32.82    49.23     53.46

(1) Communication Equipment Companies include: Applied Signal Technology Inc., Flir Systems Inc., Harris Corp., Sensytech Inc.

(2) Government IT Services Companies include: Anteon International Corp., CACI International Corp., DigitalNet Holdings Inc., Dynamics Research Corp., ManTech International Corp., Maximus Inc., MTC Technologies Inc., SI International Inc., SRA International Inc.

               PROPOSAL 2 - AMENDMENT AND RESTATEMENT OF THE ESSEX
                      CORPORATION 2004 STOCK INCENTIVE PLAN

GENERAL

         The Company's stockholders are being asked to approve an amendment and restatement of the Company's 2004 Stock Incentive Plan (the "2004 Plan"). Approval of the proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting. Stockholders abstaining from voting on Proposal No. 2 will be counted for purposes of determining a quorum, but will not be counted for any other purpose. Broker non-votes will not be considered as present or voting, and as such each will have no effect on the vote for this proposal.

         Subject to stockholder approval, the Board of Directors of the Company amended and restated the 2004 Plan in February 2005, to increase the number of shares reserved for issuance under the 2004 Plan by 300,000 shares from 1,000,000 shares to 1,300,000 shares, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company. The 2004 Plan is intended to enable the Company to attract and retain the best available personnel for positions, to provide additional incentive to employees, directors and consultants and to promote the success of the Company's business. The Board believes that the Company's long term success is dependent upon the ability of the Company to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company. Capitalized terms used in this Proposal No. 2 shall have the same meaning as in the 2004 Plan unless otherwise indicated.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
                 THE AMENDMENT AND RESTATEMENT OF THE 2004 PLAN

         A general description of the principal terms of the 2004 Plan as amended and restated is set forth below. This description is qualified in its entirety by the terms of the amended and restated 2004 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

GENERAL DESCRIPTION
         PURPOSE. The purpose of the 2004 Plan is to provide the Company's employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company's Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

         As of March 22, 2005, options to purchase 402,045 shares had been granted under the 2004 Plan of which options to purchase 377,300 shares were outstanding. As of March 22, 2005, no shares of restricted stock had been granted under the 2004 Plan. As of March 22, 2005, the number of officers, employees, consultants and directors of the Company and its related entities that were eligible to receive grants under the 2004 Plan was approximately 650 persons.

         SHARES RESERVED FOR ISSUANCE UNDER THE 2004 PLAN. If the amendment and restatement of the 2004 Plan is approved by the stockholders, the number of shares reserved for issuance under the 2004 Plan will be increased by 300,000 shares from 1,000,000 shares to 1,300,000 shares, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a fiscal year of the Company is 500,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year of the Company is 500,000 shares.

         ADMINISTRATION. The 2004 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended and
Section 162(m) of Code.

         TERMS AND CONDITIONS OF AWARDS. The 2004 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as "awards"). Stock options granted under the 2004 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2004 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

         Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company's Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal 2 "SHARES RESERVED FOR ISSUANCE UNDER THE 2004 PLAN"), to approve award agreements for use under the 2004 Plan, to determine the terms and conditions of any award, to construe and interpret the terms of the 2004 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2004 Plan as the Administrator deems appropriate.

         Each award granted under the 2004 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of the Company's Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

         The term of any award granted under the 2004 Plan may not be for more than seven years (or five years in the case of incentive stock options granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

         The 2004 Plan authorizes the Administrator to grant options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of incentive stock options granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of a stock appreciation right, the base amount on which the stock appreciation is calculated shall be not less than 100% of the fair market value of the common stock on the date of grant. The exercise price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure.

         The 2004 Plan provides that (a) any reduction of the exercise price of any option awarded under the 2004 Plan shall be subject to stockholder approval and (b) canceling any option awarded under the 2004 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval.

         Under the 2004 Plan, the Administrator may establish one or more programs under the 2004 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2004 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the 2004 Plan.

         TERMINATION OF SERVICE. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2004 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

         TRANSFERABILITY OF AWARDS. Under the 2004 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2004 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

         SECTION 162(M) OF THE CODE. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a fiscal year of the Company is 500,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company's capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to a Covered Employee. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by
Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

         For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year of the Company is 500,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2004 Plan contains the following list of performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share,
(iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share and (xviii) personal management objectives.

         CHANGE IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2004 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a fiscal year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the common stock of the Company, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

         CORPORATE TRANSACTION. Effective upon the consummation of a corporate transaction (as defined in the 2004 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. In the event an outstanding award is not assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction.

         CHANGE IN CONTROL. In the event of a change in control (as defined in the 2004 Plan), all outstanding awards shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such change in control.

         AMENDMENT, SUSPENSION OR TERMINATION OF THE 2004 PLAN. The Board may at any time amend, suspend or terminate the 2004 Plan. The 2004 Plan will terminate ten years from the date of its approval by the Company's stockholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain stockholder approval of any such amendment to the 2004 Plan in such a manner and to such a degree as required.

CERTAIN FEDERAL TAX CONSEQUENCES

         The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Internal Revenue Code.

         NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to
                                       26
withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

         In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

         INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

         If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant's total compensation is deemed reasonable in amount.

         The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

         In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

         RESTRICTED STOCK. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

         Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

         STOCK APPRECIATION RIGHTS. Recipients of stock appreciation rights ("SARS") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

         The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         To the extent that an SAR is settled in cash, such SAR will be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An SAR subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

         RESTRICTED STOCK UNITS. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

         The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         Restricted stock units also can be considered non-qualified deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such participant. Currently, how the additional tax, penalties and interest will be applied is unclear.

         DIVIDENDS AND DIVIDEND EQUIVALENTS. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual's total compensation is deemed reasonable in amount.

NEW PLAN BENEFITS

         As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any options subject to stockholder approval of the amendment and restatement of the 2004 Plan. The benefits to be received by the Company's directors, executive officers and employees pursuant to the amended and restated 2004 Plan are not determinable at this time.

                  PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors has, upon recommendation of the Audit Committee, selected Stegman & Company as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005, and has further directed that the selection of such independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

         Stegman & Company representatives will be present at the Annual Meeting to respond to appropriate questions.

         This Proposal 3 must receive a greater number of affirmative votes than negative votes cast at the Annual Meeting to be approved. Abstentions and broker-non votes will have no effect on this Proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Company uses Stegman & Company ("Stegman") as its registered public accounting firm. The following table shows the fees that were billed to the Corporation by Stegman for professional services rendered for the fiscal years ended December 31, 2004 and December 28, 2003.


                       FEE CATEGORY                     2004         2003
------------------------------------------------    ----------    ----------

Audit Fees......................................    $   50,500    $   32,000
Audit-Related Fees..............................        68,750        44,000
Tax Fees........................................        12,800         8,000
All Other Fees..................................            --            --
                                                    ----------    ----------

     Total Fees.................................    $  132,050    $   84,000
                                                    ==========    ===========
                                                    ==========    ===========

AUDIT FEES

         This category includes fees for the audit of the Company's annual consolidated financial statements and review of financial statements included in the quarterly reports on Form 10-Q.

AUDIT-RELATED FEES

         This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's consolidated financial statements and are not included above under "Audit Fees". These services include services in connection with acquisitions and stock offerings, including comfort letters to underwriters.

TAX FEES

         This category includes fees for tax return preparation, tax advice and tax planning.

ALL OTHER FEES

         This category includes fees for products and services provided by Stegman that are not included in the services reported above.

PRE-APPROVAL OF SERVICES

         The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company's independent registered public accounting firm. For audit services, each year the independent registered public accounting firm provides the Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

         It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.

                STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

         All stockholder proposals intended to be presented at the 2006 Annual Meeting of the Company must be received by the Company not later than December 13, 2005, and must otherwise comply with the rules of the SEC for inclusion in the Company's proxy statement and form of proxy relating to that meeting.
Proposals should be delivered to Essex Corporation, 9150 Guilford Road, Columbia, MD 21046, Attention: Corporate Secretary.

         Except in the case of proposals made in accordance with Rule 14a-8, stockholders intending to bring any business before the annual meeting of shareholders must deliver written notice thereof to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for its immediately preceding annual meeting of shareholders. The deadline for matters sought to be presented at the 2006 Annual Meeting is February 24, 2006. If a stockholder gives notice of such a proposal after the February 24, 2006 deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's 2006 annual meeting.


               ANNUAL REPORT AND CONSOLIDATED FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

                               REFERENCE DOCUMENTS

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                            BY ORDER OF THE BOARD OF DIRECTORS


                            /s/ Kimberly J. DeChello

                            KIMBERLY J. DECHELLO
                            SECRETARY

                                                                    APPENDIX A

                                ESSEX CORPORATION
                             AUDIT COMMITTEE CHARTER
                            OF THE BOARD OF DIRECTORS

The duties and powers of the Audit Committee of the Board of Directors of Essex Corporation are defined as follows:

      Study and make recommendations to the Board of Directors with respect to auditing policies and procedures and the scope and extent of audits;

      To recommend to the Board of Directors the firm to be retained by the Company as independent auditors;

      To review and approve with the Company's independent auditors the proposed plan of audit;

      To review, in consultation with independent auditors, their completed proposed audit report and SEC filings, and the related management letter, as well as review the executive management's response to that report;

      Review the Company's unaudited quarterly financial results;

      To consult with the independent auditor (periodically, as appropriate, outside management's presence) regarding the adequacy of internal accounting controls and report the status of the controls to the Board of Directors;

      To consider questions of audit independence resulting from non-audit services rendered by the independent auditors;

      To determine requirements for Internal Audits and staffing. To receive and review periodic reports of the Company's internal audit staff and to meet with that staff to review and approve the internal audit programs, as well as to review the executive management's response to internal audit reports;

      Satisfy itself as to the professional competency of the Treasurer and the internal auditor and the quality of performance of their respective staffs in discharging the responsibilities of the two offices;

      To review enforcement and compliance with the Company's Code of Ethics and to directly receive and investigate confidential information or allegations of improprieties from any employee or other person; and

      To review material transactions by any officer with the Company.

                                                                    EXHIBIT A
                                ESSEX CORPORATION
                            2004 STOCK INCENTIVE PLAN
                   (AS AMENDED AND RESTATED FEBRUARY 22, 2005)

         1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

         2. DEFINITIONS. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

                  (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

                  (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

                  (d) "ASSUMED" means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

                  (e) "AWARD" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

                  (f) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  (g) "BOARD" means the Board of Directors of the Company.

                  (h) "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

                  (i) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect  acquisition by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                           (ii) a change in the  composition of the Board over a
period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  (j) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (k) "COMMITTEE" means any committee composed of members of the Board appointed by the Board to administer the Plan.

                  (l) "COMMON STOCK" means the common stock of the Company.

                  (m) "COMPANY" means Essex Corporation, a Virginia corporation, or any successor corporation that adopts the Plan in connection with a Corporate Transaction.

                  (n) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                  (o) "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  (p) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or

Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

                  (q)  "CORPORATE   TRANSACTION"  means  any  of  the  following
transactions:

                           (i) a merger or consolidation in which the Company is
not the surviving entity,except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale,  transfer or other  disposition of all
or substantially all of the assets of the Company;

                           (iii) the complete  liquidation or dissolution of the
Company;

                           (iv)  any   reverse   merger  or  series  of  related
transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                           (v)  acquisition  in a single or  series  of  related
transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                  (r) "COVERED EMPLOYEE" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

                  (s) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

                  (t) "DISABILITY" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

                  (u) "DIVIDEND EQUIVALENT RIGHT" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

                  (v) "EMPLOYEE" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                  (w) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (x) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the  Common  Stock  is  listed  on one or more
established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common  Stock is  regularly  quoted on an
automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  (y) "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

                  (z) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

                  (aa) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  (bb)"OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (cc) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                  (dd) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (ee)   "PERFORMANCE-BASED   COMPENSATION"  means  compensation
qualifying as "performance-based compensation" under Section 162(m) of the Code.

                  (ff) "PLAN" means this 2004 Stock Incentive Plan.

                  (gg) "RELATED ENTITY" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                  (hh) "REPLACED" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                  (ii)"RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                  (jj)"RESTRICTED STOCK UNITS" means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

                  (kk) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  (ll)"SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

                  (mm) "SHARE" means a share of the Common Stock.

                  (nn) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,300,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                  (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by Section 422(b)(1) of the Code (and the corresponding regulations thereunder), the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (b) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

         4. ADMINISTRATION OF THE PLAN.

                  (a) PLAN ADMINISTRATOR.

                           (i)  ADMINISTRATION  WITH  RESPECT TO  DIRECTORS  AND
OFFICERS. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii)  ADMINISTRATION  WITH RESPECT TO CONSULTANTS AND
OTHER EMPLOYEES. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                           (iii)   ADMINISTRATION   WITH   RESPECT   TO  COVERED
EMPLOYEES. Not-withstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                           (iv) ADMINISTRATION  ERRORS. In the event an Award is
granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i)  to   select   the   Employees,   Directors   and
Consultants to whom Awards may be granted from time to time hereunder;

                           (ii) to determine  whether and to what extent  Awards
are granted hereunder;

                           (iii) to determine the number of Shares or the amount
of other consideration to be covered by each Award granted hereunder;

                           (iv) to  approve  forms of Award  Agreements  for use
under the Plan;

                           (v) to  determine  the  terms and  conditions  of any
Award granted hereunder;

                           (vi) to  amend  the  terms of any  outstanding  Award
granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent, (B) the reduction of the exercise price of any Option awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

                           (vii) to construe and interpret the terms of the Plan
and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

                           (viii) to grant Awards to  Employees,  Directors  and
Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

                           (ix) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

                  (c) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

         5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant, who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

         6. TERMS AND CONDITIONS OF AWARDS.

                  (a) TYPES OF AWARDS. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

                  (b) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

                  (c) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin,
(vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share and (xviii) personal management objectives. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                  (d) ACQUISITIONS AND OTHER TRANSACTIONS. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                  (e) DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  (f) SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                  (g) INDIVIDUAL LIMITATIONS ON AWARDS.

(i) INDIVIDUAL LIMIT FOR OPTIONS AND SARS. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be 500,000 Shares. In connection with a Grantee's commencement of

Continuous Service, a Grantee may be granted Options or SARs for up to an additional 500,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) INDIVIDUAL LIMIT FOR RESTRICTED STOCK AND RESTRICTED STOCK UNITS. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be 500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

(iii) DEFERRAL. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

                  (h) EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                  (i) TERM OF AWARD. The term of each Award shall be no more than seven (7) years from the date of grant thereof (excluding any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award). However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement (excluding any period for which the Grantee has elected to defer the receipt of the Shares issuable pursuant to the Incentive Stock Option).

                  (j) TRANSFERABILITY OF AWARDS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Non-Qualified Stock Options and other Awards shall be transferable (i) by will or by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator.

                  (k) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

         7. AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION AND TAXES.

                  (a) EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                    (B)  granted to any  Employee  other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of Non-Qualified Stock Options,  the
exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (iii)  In the case of  SARs,  the  base  appreciation
amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (iv) In the case of other  Awards,  such  price as is
determined by the Administrator.

                           (v) Notwithstanding the foregoing  provisions of this
Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                  (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                           (i) cash;

                           (ii) check;

                           (iii)  surrender  of Shares or delivery of a properly
executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

                           (iv)  with  respect  to  Options,  payment  through a
broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (v)  any  combination  of the  foregoing  methods  of
payment.

                  (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8. EXERCISE OF AWARD.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                           (i) Any Award granted  hereunder shall be exercisable
at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                           (ii) An Award  shall be deemed to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

                  (b) EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE.

                           (i)  An  Award  may  not  be   exercised   after  the
termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                           (ii) Where the Award  Agreement  permits a Grantee to
exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                           (iii)  Any Award  designated  as an  Incentive  Stock
Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

         9. CONDITIONS UPON ISSUANCE OF SHARES.

                  (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11. CORPORATE TRANSACTIONS AND CHANGES IN CONTROL.

                  (a) TERMINATION OF AWARD TO EXTENT NOT ASSUMED IN CORPORATE TRANSACTION. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

                  (b) ACCELERATION OF AWARD UPON CORPORATE TRANSACTION OR CHANGE IN CONTROL.

                      (i) CORPORATE TRANSACTION. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

                      (ii) CHANGE IN CONTROL. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award.

                  (c) EFFECT OF ACCELERATION ON INCENTIVE STOCK OPTIONS. Any Incentive Stock Option accelerated under this Section 11 in connection with a
Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

         12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its initial approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

         13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of
Section 4(b)(vi) or this Section 13(a).

                  (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

                  (c) No suspension or termination of the Plan (including termination of the Plan under Section 12 above shall adversely affect any rights under Awards already granted to a Grantee.

         14. RESERVATION OF SHARES.

                  (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's
Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

         16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. UNFUNDED OBLIGATION. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee's creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

         18. PLAN HISTORY. The Plan initially became effective upon is approval by the stockholders on July 21, 2004. In February 2005, the Board approved an amendment and restatement of the Plan in order to increase the number of shares available for issuance thereunder by 300,000 shares from 1,000,000 shares to 1,300,00 shares, with such amendment and restatement of the Plan to be effective only upon approval by the stockholders of the Company.

ESSEX CORPORATION               VOTE BY INTERNET - WWW.PROXYVOTE.COM
9150 GUILFORD ROAD              ------------------------------------
COLUMBIA, MARYLAND 21046        Use  the  Internet  to   transmit  your  voting
                                instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the voting instruction form.

                                ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
                                COMMUNICATIONS
                        1 OF 2  If you would like to reduce the  costs incurred
                                by Essex Corporation in mailing proxy materials,
AUTO  DATA  PROCESSING          you can consent to  receiving all  future proxy
INVESTOR COMM SERVICES          statements,  proxy  cards  and  annual  reports
ATTENTION:                      electronically via  e-mail or  the Internet. To
51 MERCEDES WAY                 sign up for  electronic delivery, please follow
EDGEWOOD,  NY                   the  instructions  above  to  vote  using   the
11717                           Internet and, when  prompted, indicate that you
                                agree   to   receive   or   access  shareholder
                                communications  electronically in future years.

                                VOTE BY MAIL
                                Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Essex Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717


TO VOTE, MARK BLOCKS BELOW IN BLUE            ESSEX1           KEEP THIS PORTION
OR BLACK INK AS FOLLOWS:                                       FOR YOUR RECORDS
-------------------------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY          DETACH AND RETURN THIS PORTION ONLY
     WHEN SIGNED AND DATED.

ESSEX CORPORATION
 Vote on Directors
 1. Election of Directors

    01) JOHN G. HANNON     06) MARIE S. MINTON         FOR    WITHOLD  FOR ALL
    02) ROBERT W. HICKS    07) ARTHUR L. MONEY         ALL    FOR ALL  EXCEPT
    03) ANTHONY M. JOHNSON 08) LEONARD E. MOODISPAW
    04) RAY M. KEELER      09) TERRY M. TURPIN
    05) H. JEFFREY LEONARD                            ------  -------  ------

                                TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

                                -----------------------------------------

 Vote on Proposals                             Approve    Disapprove    Abstain
 2. Ratify and approve an amendment and
    restatement of the Company's 2004 Stock
    Incentive Plan to increase the number of
    shares reserved for issuance thereunder
    from 1,000,000 shares to 1,300,000 shares.
    (Board of Directors Favors a Vote FOR
    Approval.)                                  ------       ------      ------


                                               Approve    Disapprove    Abstain
 3. Ratify the selection of Stegman & Company
    as the independent registered public
    accounting firm for the company. (Board
    of Directors Favors a Vote FOR Approval.)   ------       ------      ------

 4. Act upon such other business as may properly come before the meeting.

Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement of Essex Corporation dated April 12, 2005.

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                                Yes      No              AUTO DATA PROCESSING
                                                         INVESTOR COMM SERVICES
PLEASE INDICATE IF YOU PLAN TO                           ATTENTION:
 ATTEND THIS MEETING           -----    -----            TEST PRINT
                                                         51 MERCEDES WAY
                                                         EDGEWOOD, NY
                                                         11717

---------------------------------------            -----------------------------
SIGNATURE (PLEASE SIGN WITHIN BOX) DATE            SIGNATURE (JOINT OWNERS) DATE

-------------------------------------------------------------------------------

ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046

                Board of Directors Proxy for the Annual Meeting of Stockholders

         The undersigned hereby appoints Leonard E. Moodispaw, Lisa G. Jacobson and Kimberly J. DeChello proxies with full power of substitution in them to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Essex Corporation to be held on May 10, 2005 at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND at 1:00 p.m. (see proxy for further details), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, said proxies are authorized to vote as shown on the reverse side of this card.


EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND TO APPROVE THE PROPOSALS STATED ON THE REVERSE SIDE OF THIS CARD.


            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                        IN THE POSTAGE-PREPAID ENVELOPE.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ESSEX CORPORATION.

                          DIRECTIONS TO THE GREAT ROOM
                             AT HISTORIC SAVAGE MILL

FROM I-95                                                                 MILES

o   Take MD-32 East/Fort Meade                                              1.2

o   Take the US-1 North & South exit towards Elkridge/Laurel and
    Turn Right (South) onto Rt. 1/Washington Blvd.                           .5

o   Turn Right on Gorman Road (follow Savage Mill signs)                     .3

o   Turn Right on Foundry Street                                             .2

o   Turn Left on Baltimore Street                                            .1

o Turn Left on Fair Street and park in The West or "Main" Parking Lot. (follow sign to right).1


Park as far down in the parking lot as possible as Savage Mill is at the end of the lot.

The Great Room is located on Level 2 in the Old Weave Building. From Parking Lot, walk directly into New Weave Building. You will be on the upper level (Level 1). Go down stairs and continue straight to Old Weave Building. After entering Old Weave Building, follow to right and THE GREAT ROOM will be directly in front of you.


You can find more information at WWW.SAVAGEMILL.COM/DIRECTIONS.HTML or call 301-490-1668.